SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-54375

Date of Report: December 20, 2011

PANAM TERRA, INC.
(Exact name of registrant as specified in its charter)

Nevada	20-2609195
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

900 Biscayne Blvd., Suite 3307, Miami, FL	33132
(Address of principal executive offices)	(Zip Code)

(305) 610-8000
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Compensatory Arrangements of Certain Officers

On December 20, 2011, the Board of Directors of the Company approved a Compensation Agreement between the Company and Angel Lana, its Chief Financial Officer.  The agreement provides that Mr. Lana will serve as Chief Financial Officer during 2011.  Mr. Lana will be an independent contractor, and will serve on a part-time basis without any specific time commitment.  For his services during 2011, the Company will issue to Mr. Lana, at the end of the year, 750,000 shares of common stock.

Item 9.01                      Financial Statements and Exhibits

Exhibits

10-a	Compensation Agreement dated as of January 1, 2011 between PanAm Terra, Inc. and Angel Lana.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Dated: December 22, 2011	PanAm Terra, Inc.
By: /s/ Alexandre Clug
Alexandre Clug Chief Executive Officer